Thornburg
                                  Limited Term
                                Municipal Fund--
                              California Portfolio

                                  Annual Report
                                  June 30, 1997

                               INVESTMENT MANAGER
                       Thornburg Management Company, Inc.
                              119 East Marcy Street
                               Santa Fe, NM 87501
                                 (800) 847-0200



                              PRINCIPAL UNDERWRITER
                        Thornburg Securities Corporation
                              119 East Marcy Street
                               Santa Fe, NM 87501
                                 (800) 847-0200


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and are not indicative of future results.
                     THORNBURG LIMITED TERM MUNICIPAL FUND-
CALIFORNIA PORTFOLIO CLASS SHARES



                               Thornburg                 Thornburg
                        Limited Term Municipal    Limited Term Municipal
                            Fund-California           Fund-California
                               A Shares                  C Shares

SEC Yield                        3.92%                     3.62%
Taxable Equiv. Yields            7.16%                     6.61%
NAV                             $12.75                    $12.76
Max. Offering Price             $13.08                    $12.76


1 Year Ending                    2.87%                     5.06%
5 Years Ending                   4.70%                      NA
Since Inception                  5.84%                     4.77%
Inception Date                 (2/19/87)                  (9/1/94)

(a) Taxable equivalent yields assume a 39.6% marginal federal tax rate, and an 9.30% state of California marginal tax rate. Portions of the income of the municipal funds may be subject to the alternative minimum tax. (b) The data quoted represents past performance, and the investment return and principal value of an investment in the fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. (c) The total return data reflects the deduction of the maximum sales charge of the Class A Shares of 2.50%.

What Double Tax - Free Income Means to You:

Net Taxable Income

Single Return                 Joint Return  A Taxable Investment Must Earn

  $24,000 - 25,484         $40,100 - 50,968          32.32%     5.54%    5.91%    6.28%    6.65%    7.02%   7.39%
  $25,484 - 32,207         $50,968 - 64,414          33.76%     5.66%    6.04%    6.42%    6.79%    7.17%   7.55%
  $32,207 - 58,150         $64,414 - 96,900          34.70%     5.74%    6.13%    6.51%    6.89%    7.27%   7.66%
  $58,150 - 121,300        $96,900 - 147,700         37.42%     5.99%    6.39%    6.79%    7.19%    7.59%   7.99%
 $121,300 - 263,750       $147,700 - 263,75          41.95%     6.46%    6.89%    7.32%    7.75%    8.18%   8.61%
 $263,750 - and up**      $263,750 - and up**        45.22%     6.85%    7.30%    7.76%    8.21%    8.67%   9.13%


 *The yields listed are for illustration only and not necessarily representative of any class of shares of the Limited Term Municipal Fund - California Portfolio. **1996 maximum Federal tax bracket of 39.6%. Maximum California tax bracket of 9.30%. Taxable equivalent yields do not take the federal alternative minimum tax, to which investors may or may not be subject, into account.



l e t t e r  t o  s h a r e h o l d e r s

Dear Shareholder:

I am pleased to present the Annual Report for the California Portfolio of Thornburg Limited Term Municipal Fund for the fiscal year ending June 30, 1997. The net asset value of the A shares increased 11 cents per share to $12.75 during the year. If you were with us for the entire period, you received dividends of 56.8 cents per share. If you reinvested your dividends, you received 58 cents per share. Investors who owned C Shares received dividends of
51.8 and 52.8 cents per share, respectively.

American investors continue to be net sellers of individual municipal and U.S. government bonds, while simultaneously pouring money into stocks and money market investments. For example, investments in municipal bonds and bond funds by individual investors have declined by $30 billion in the last 18 months. The rewards to many equity investors, including those in our own Thornburg Value Fund, have been impressive. Most investors who migrated from bonds to money market investments in recent years have received lower returns thus far, yet money market fund investments have increased approximately $300 billion in the last two years. Assets of these money market funds now total over $1 trillion!







Table Here











Please see the exhibit at the back of this report for a simple comparison of your fund to one money market return benchmark. While past performance cannot guarantee future results, judge for yourself whether the historic returns and your expected future return from Limited Term Municipal Fund represents a favorable tradeoff against the variability of your fund's share price.

Your  California   Portfolio   currently  holds   approximately   130  municipal
obligations from California municipal borrowers. Approximately 90% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the next 10 years. Today, your fund's weighted average maturity is approximately 3.9 years, and we always keep it below 5 years. Percentages of the portfolio maturing within each of the next 10 years are summarized on the following page: .
      % of portfolio maturing within        Cumulative % maturing by end of
                    1 year = 13%                     year 1 = 13%
              1 to 2 years = 13%                     year 2 = 26%
              2 to 3 years = 14%                     year 3 = 40%
              3 to 4 years = 17%                     year 4 = 57%
              4 to 5 years = 13%                     year 5 = 70%
              5 to 6 years = 13%                     year 6 = 83%
               6 to 7 years = 5%                     year 7 = 88%
               7 to 8 years = 4%                     year 8 = 92%
               8 to 9 years = 5%                     year 9 = 97%
              9 to 10 years = 2%                    year 10 = 99%

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. For instance, the A shares of your California Portfolio received "A" letter grades for one, three, and five year performance relative to other short term municipal bond funds through June 30, 1997.* These rankings, which were published in The Wall Street Journal, reflect total returns in the top 20% of all short term municipal bond funds for those periods. I would like to attribute this to capable execution of a thoroughly sensible investment strategy over time.

The strong economy has been good for municipal America. In its recent annual survey of city fiscal conditions, the National League of Cities reported that two-thirds of U.S. cities say they are better able to meet their financial needs this year than last. Also, cities continued to increase their financial reserves for the fifth consecutive year. Most states report similar favorable news, and both operating and capital budget spending levels are increasing. There is one possible cloud: as Washington hands increasing responsibility for implementing mandated programs to state and local governments, I expect a few entities to have significant problems managing through the transition.

Thank you for investing in Thornburg Limited Term Municipal Fund.


Sincerely,




Brian J. McMahon
Portfolio Manager


s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
June 30, 1997


ASSETS

Investments, at value (cost $102,803,484)               $ 105,016,511
Cash                                                          271,306
Receivable for fund shares sold                               219,743
Interest receivable                                         1,656,446
Prepaid expenses and othe                                       3,795

TOTAL ASSETS                                              107,167,801

LIABILITIES

Payable for securities purchased                            2,719,666
Dividends payable                                             123,846
Pay for fund shares redeemed                                   92,656
Accounts payable and accrued expenses                          96,251
Accounts payable investmen advisor (Note 3)                    50,586

TOTAL LIABILITIES                                           3,083,005

NET ASSETS                                              $ 104,084,796

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($94,253,180 applicable to 7,394,778 shares
of beneficial interest outstanding - Note 4)                   $12.75

Maximum sales charge, 2.50% of offering
price (2.57% of net asset value per share)                        .33

Maximum Offering Price Per Share                               $13.08
Class C Shares:
Net asset value and offering price per share*
($5,882,408 applicable to 461,062 shares
of beneficial interest outstanding - Note 4)                   $12.76

Class I Shares:
Net asset value and offering price per share
($3,949,208 applicable to 309,762 shares
of beneficial interest outstanding - Note 4)                   $12.75

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.


s t a t e m e n t o f o p e r a t i o n s

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio Year Ended June 30, 1997


INVESTMENT INCOME
Interest income (net of premium amortized                 $ 5,438,215
of $264,605)

EXPENSES
Investment advisory fees (Note 3)                             496,821
Administration Fees (Note 3)
Class A Shares                                                118,570
Class C Shares                                                  4,972
Class I Shares                                                    265
Distribution and service fees (Note 3):
Class A Shares                                                237,140
Class C Shares                                                 39,833
Transfer agent fees                                            65,851
Custodian fees                                                 64,706
Professional fees 14,154
Accounting Fees                                                10,565
Other expenses                                                 14,663

TOTAL EXPENSES                                              1,067,540
Less:
Expenses reimbursed by investment adviser (Note 3)            (44,991)
Distribution fees waived (Note 3)                             (14,974)

NET EXPENSES                                                1,007,575

NET INVESTMENT INCOME                                       4,430,640


REALIZED AND UNREALIZED
GAIN ON INVESTMENTS - NOTE 5
Net realized gain on investments sold                          63,898
Increase in unrealized appreciation of investments            784,532
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                           848,430

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                           $ 5,279,070

See notes to financial statements.

s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio


                                             Year Ended           Year Ended
                                            June 30, 1997        June 30, 1996

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                        $4,430,640          $4,574,926
Net realized gain on investments sold            63,898              13,209
Increase in unrealized
appreciation of investments                     784,532             196,447

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     5,279,070           4,784,582

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                               (4,243,665)         (4,504,908)
Class B Shares                                     --                (6,799)
Class C Shares                                 (161,619)            (63,219)
Class I Shares                                  (25,356)               --

FUND SHARE TRANSACTIONS-- (Note 4)
Class A Shares                                 (908,565)         (4,674,335)
Class B Shares                                     --              (594,362)
Class C Shares                                3,397,813           1,661,567
Class I Shares                                3,924,117                --


NET INCREASE (DECREASE) IN NET ASSETS         7,261,795          (3,397,474)
NET ASSETS:
Beginning of year                            96,823,001         100,220,475

End of year                                $104,084,796         $96,823,001

See notes to financial statements.

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio

Note 1 - ORGANIZATION

Thornburg Limited Term Municipal Fund, Inc. (the "Fund") was incorporated in Maryland on February 14, 1984. The Fund was reorganized in 1986 as a series investment company with separate investment portfolios. The current portfolios are as follows: National Portfolio and California Portfolio (the "Portfolio"). The Fund is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to obtain as high a level of current income exempt from federal income tax as is consistent with preservation of capital. In addition, the California Portfolio will invest primarily in Municipal Obligations originating in California with the object of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers three classes of shares of beneficial interest in the portfolio, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Portfolio may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Portfolio are limited to distribution fees, administrative fees, registration fees and transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining the net asset value of the portfolio, the Fund utilizes an independent pricing service approved by the Board of Directors. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Portfolio are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required. Dividends paid by the Portfolio for the year ended June 30, 1997 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Portfolio engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the portfolio on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Portfolio of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Portfolio is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Portfolio at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ending June 30, 1997, these fees were payable at annual rates ranging from 1/2 of 1% to 9/40 of 1% of the average daily net assets of the Portfolio. Also, the Portfolio entered into an Administrative Service agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Portfolio's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Portfolio, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale, the Adviser will reimburse the Portfolio for such excess. No such reimbursement was required as a result of this limitation. For the year ended June 30, 1997, the Adviser voluntarily reimbursed certain operating expenses amounting to $44,991.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Portfolio shares. For the year ended June 30, 1997, the Distributor earned commissions aggregating $22,159 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,991 from redemptions of Class C shares of the Portfolio.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Portfolio for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Portfolio's Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Portfolio at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Portfolio under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended June 30, 1997 are set forth in the statement of operations.

Certain officers and directors of the Fund are also officers and /or directors of the Adviser and the Distributor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Note 4 - SHARES OF BENEFICIAL INTEREST:

At June 30, 1997, there were 1,000,000,000 shares of the Fund (including 300,000,000 for the Portfolio) of $.001 par value common stock authorized and capital paid-in aggregated $102,724,881. Transactions in shares of beneficial interest were as follows:


                                  Year Ended                 Year Ended
                                June 30, 1997              June 30, 1996
                                 ------------               ------------

Class A Shares                  Shares       Amount       Shares       Amount
Shares sold                  1,127,372 $ 14,318,232    1,028,241 $ 13,063,252
Shares issued to shareholders
in reinvestment of
distributions                  217,589    2,764,826      227,171    2,885,798
Shares repurchased          (1,417,346) (17,991,623)  (1,626,759) (20,623,385)
Net Decrease                   (72,385)   ($908,565)    (371,347) ($4,674,335)

Class B Shares
Shares sold --                    --           --         17,477 $    220,496
Shares issued to shareholders
in reinvestment of
distributions                     --           --            352        4,458
Shares repurchased                --           --        (64,623)    (819,316)

Net Decrease                      --           --        (46,794)  ($ 594,362)

Class C Shares
Shares sold                    360,237 $  4,574,006      164,199 $  2,090,620
Shares issued to shareholders
in reinvestment of
distributions                    9,592      121,990        4,010       50,090
Shares repurchased            (101,931)  (1,298,183)     (37,612)    (479,143)

Net Increase                   267,898 $  3,397,813    130,597 $    1,661,567

Class I Shares
Shares sold                    309,314   $3,929,541         --           --
Shares issued to shareholders
in reinvestment of
distributions                    1,831       23,299         --           --
Shares repurchased              (1,383)     (28,723)        --           --

Net Increase                 309,762 $    3,924,117         --           --

Note 5 - SECURITIES TRANSACTIONS

Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $29,223,423 and $19,947,605, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 1997, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,380,340 and $167,313, respectively.

Accumulated net realized losses from security transactions included in net assets at June 30, 1997 aggregated $853,112.

For Federal income tax purposes, the Portfolio has realized capital loss carryforwards of $853,112 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
June 30, 1998 - $41,424, June 30, 1999 - $14,395, June 30, 2000 - $410, June 30,
2002 - $315,597, and June 30, 2003 - $481,286.






f i n a n c i a l   h i g h l i g h t s

Thornburg Limited Term Municipal Fund, Inc. -  California Portfolio

Per share operating performance
(for a share outstanding
throughout the year)

                                                             Year Ended June 30,
                                                             -------------------
                                               1997        1996        1995        1994        1993
                                               ----------------        ----        ----        ----

Class of Shares:                                 A          A           A           A            A

Net asset value, beginning of year            $12.64      $12.61      $12.57      $12.85      $12.48
Income from investment operations:
Net investment income                            .57         .58         .58         .58         .65
Net realized and unrealized
    gain (loss) on investments                   .11         .03         .04        (.28)        .37
Total from investment operations                 .68         .61         .62         .30        1.02
Less dividends from:
    Net investment income                       (.57)       (.58)       (.58)       (.58)       (.65)
Change in net asset value                        .11         .03         .04        (.28)        .37

Net asset value, end of year                  $12.75      $12.64      $12.61      $12.57      $12.85

Total return (a)                               5.47%       4.94%       5.12%       2.37%       8.36%

Ratios/Supplemental Data Ratios to average net assets:
  Net investment income                        4.47%       4.59%       4.69%       4.51%       5.07%
  Expenses, after expense reductions           1.00%       1.00%       1.00%       1.00%       1.00%
  Expenses, before expense reductions          1.03%       1.05%       1.04%       1.03%       1.06%

Portfolio turnover rate                       20.44%      22.68%      18.54%      15.26%      20.81%

Net assets
    at end of year (000)                      $94,253     $94,379       $98,841    $111,723   $81,874

(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.





Thornburg Limited Term Municipal Fund, Inc. -  California Portfolio

Per share operating performance
(for a share outstanding
throughout the period)                                                                      Period from
                                                 Period Ended         Period Ended        Sept. 1, 1994 (a)
                                                    June 30,            June 30,       to June 30,
                                                     1997                 1996                  1995

Class of Shares:                                  C        I**         B*         C           B        C
                                                  -----------------------         -------------        -

Net asset value, beginning of period           $12.65    $12.64      $12.62    $12.62      $12.55   $12.55

Income from investment operations:
Net investment income                             .52       .15         .13       .53         .43      .42
Net realized and unrealized
    gain on investments                           .11       .11         .06       .03         .07      .07
Total from investment operations                  .63       .26         .19       .56         .50      .49
Less dividends from:
    Net investment income                        (.52)     (.15)       (.13)     (.53)       (.43)    (.42)
Change in net asset value                         .11       .11         .06       .03         .07      .07

Net asset value, end of period                 $12.76    $12.75      $12.68    $12.65      $12.62   $12.62

Total return (b)                                5.06%     2.07%       1.59%     4.46%       3.99%   3.98%

Ratios/Supplemental Data Ratios to average net assets:
   Net investment income                        4.06%     4.77%(c)    4.15%(c)  4.16%       4.10% (c)     4.07% (c)
   Expenses, after expense reductions           1.40%      .63%(c)    1.63%(c)  1.43%       1.60% (c)     1.63% (c)
   Expenses, before expense reductions          2.15%     1.32%(c)    3.67%(c)  2.92%       4.51% (c)     3.21% (c)

Portfolio turnover rate                        20.44%    20.44%      22.68%    22.68%      18.54%   18.54%
Net assets
   at end of period (000)                      $5,882    $3,949        $0      $2,444       $590      $790

(a) Commencement of sales of Class B and Class C shares.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year. The total return for Class B shares reflects a period of 90 days for 1996.
(c) Annualized.
 * Period from July 1, 1995 to September 28, 1995, on which date all Class B shares were converted into Class A shares ** Sales of Class I shares commenced on April 1, 1997.


s c h e d u l e  o f   i n v e s t m e n t s

Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
June 30, 1997 CUSIPS:  Class A - 532-723-202,  Class C - 532-723-707,  Class I -
532-723-889 NASDAQ Symbols: Class A - LTCAX, Class C - LTCCX (Proposed), Class I
- LTCIX (Proposed)

                                                                                                        Principal  Credit Rating+
    Amount     Issuer-Description                                                                      Moody's/S&P          Value

   615,000     Alameda-Contra Costa Transit District Refunding Certificate of Participation
               Series 1989, 7.                                                                            Baa/BBB        $651,414
   370,000     Albany Public Facilities Financing Authority Lease Revenue, 6.60% due 9/1/00
               (Library Community Center Project)                                                         Baa1/NR         389,303
   165,000     Antioch Unified School District Certificate of Participation, 0% due 7/1/05 (Insured: FS    Aaa/AAA         98,548
 1,300,000     Berkeley Health Facility Revenue Refinancing Series A, 5.70% due 12/1/98
               (Alta Bates Medical Center Project)                                                       Baa/BBB+       1,306,045
   835,000     California Educational Facilities Authority Revenue, 5.60% due 10/1/00 (U.S.C. Project)     Aa3/AA         871,172
 1,805,000     California Educational Facilities Authority Revenue, 5.60% due 10/1/02 (U.S.C. Project)     Aa3/AA       1,908,932
   500,000     California Educational Facilities Authority Revenue Series 1993, 5.15% due 9/1/03
               (Santa Clara University Project)                                                             A1/NR         516,490
   670,000     California HFA Revenue Series 1985-B, 9.875% due 2/1/17                                     Aa/AA-         699,420
    25,000     California HFA Single Family Mortgage Revenue Series 1982-A, 10.00% due 2/1/02
               (LOC: Citibank)                                                                             Aa/AA-          25,011
   145,000     California HFA Revenue Series 1990-A, 0% due 8/1/01                                         Aa/AA-         108,732
   500,000     California HFA, 7.80% due 7/1/06 (Episcopal Homes Project; Insured: Cal. Mortgage)            NR/A         514,390
   100,000     California Health Facilities Financing Authority Health Series 1990-A, 3.75%
               due 3/1/20, put 7/1/97 (daily demand note)(Morgan guaranty)                              VMIGI/A-1+        100,000
 1,000,000     California HFA Secured Revenue Series 1991, 6.65% due 9/1/01
               (Good Samaritan Hospital Project)                                                           Baa/A-       1,061,200
   505,000     California HFA Financing Authority, 5.25% due 8/1/00
               (Marin General Hospital Project; Insured: FSA)                                             Aaa/AAA         520,771
   400,000     California Public Capital Improvement Finance Auth. Rev. Series 1988-E, 8.25% due 3/1/98     Baa/NR        409,396
 1,000,000     California State General Obligation, 6.50% due 10/1/99                                       A1/A+       1,052,170
   183,571     California State Veterans General Obligation Bonds Amortizing Coupon M-COATES,
               7.30% due 10/1/01                                                                        *Aaa/AAA*         196,981
 1,000,000     California Veterans Affairs Home Purchase Revenue Series A, 7.40% due 8/1/97                 Aa/A+       1,002,560
   250,000     California Veterans Affairs Home Purchase Revenue Series A, 7.50% due 8/1/98                 Aa/A+         258,145
 1,390,000     California Veterans Affairs Home Purchase Revenue Series A, 6.55% due 8/1/01                 Aa/A+       1,455,344
   850,000     California State University Revenue, 6.40% due 11/1/02, crossover refunded 11/1/00 @ 102     A1/A-         909,177
   625,000     California Statewide Community Development Authority Insured Health
               Facilities Revenue Certificate of Participation Series 1992, 6.40% due 5/1/02
               (Eskaton Properties Incorporated Phase II Project)                                            NR/A         646,669
 1,000,000     California Statewide Community Development Authority Certificate of Participation, 2.70%
               (inverse fl  (Motion Picture and Television Fund Project; Insured: AMBAC)                  Aaa/AAA         950,820
 1,000,000     California Statewide Community Development Authority Certificate of Participation, 2.99%
               (inverse fl  (Motion Picture and Television Fund Project; Insured: AMBAC)                  Aaa/AAA         931,310
 1,000,000     California Statewide Community Development Authority Insured Health Facilities Revenue
               Series 1996-A, 6.00% due 9/1/04 (San Gabriel Medical Center Project; Insured: Cal Health)  NR/A          1,055,240
  130,000      Cerritos-Compton Glendale College District General Obligation
               Certificate of Participation, 8.00% due 2/1/98                                              NR/NR          132,860
3,780,000      Chula Vista Variable Rate Multifamily Housing Refunding Revenue Series 1985,
               5.75%  due  11/1/07,   put  11/1/97  (Eucalyptus  Grove  Project;
               Continental Casualty Surety Bond)                                                            NR/A+       3,785,027
  700,000      Coachella Valley Water District # 71 Certificate of Participation, 5.75% due 10/1/00
               (Storm Water District Project)                                                                A/NR         726,103
   660,000     Cupertino Public Facilities Corporation Certificate of Participation Series 1992-B, 5.60%
               due 7/1/00                                                                                   A1/A+         680,665
    60,000     El Paso de Robles Newark Water District Certificate of Participation
               Association of Bay Area Governments Finance Corporation, 7.40% due 6/1/98                    NR/NR          61,454
 1,500,000     Escondido Multifamily Housing Revenue Refunding Bonds Series 1997-A, 5.40% due 1/1/27,
               put 7/1/07 (Terrace Gardens Project; Collateralized: FNMA)                                  NR/AAA       1,517,340
   350,000     Foothill-De Anza Community College District Certificate of Participation, 7.35% due 3/1/     NR/A-         386,971
   600,000     Fresno Multifamily Housing Revenue Refunding, 5.10% due 10/1/05, put 4/1/99
               (Maple Leaf Project; Insured: Continental Insurance)                                         NR/A-         604,050
   560,000     Fruitvale School District Certificate of Participation, 7.60% due 6/1/99                    Baa/NR         589,674

 2,000,000     Glendale Hospital Revenue Refunding Series 1994, 7.625% due 1/1/05
               (Verdugo Hills NR/A+ct; LOC: Industrial Indemnity)                                           NR/A+       2,185,220
   200,000     Hayward UnifiedBaa/NRl District Certificate of Participation, 7.60% due 10/1/00             Baa/NR         205,442
   200,000     Hermosa Beach Lynwood and Vernon Certificate of Participation, 7.10% due 9/1/97             NR/BBB         204,710
   605,000     Inglewood Certificate of Participation, 6.70% due 8/1/00 (Civic Center Improvement Project) A/BBB          638,323
   635,000     Inglewood Certificate of Participation, 6.80% due 8/1/01 (Civic Center Improvement Proje    A/BBB          679,056
   690,000     Inglewood Certificate of Participation, 6.90% due 8/1/02 (Civic Center Improvement Proje    A/BBB          724,210
   360,000     Irvine Ranch Water District Joint Powers Agency Revenue, 7.00% due 2/15/98                   NR/A+         366,815
   480,000     Lake Elsinore Public Financing Authority Tax Allocation Revenue Series 1992-C,
               6.15% due 2/1/01 (Insured: FGIC)                                                           Aaa/AAA         509,362
 2,000,000     Lancaster Redevelopment Agency Lease Revenue Series 1995, 4.90% due 12/1/00
               (Public Improvement Project; LOC: Sumitomo - Dai Ichi Kangyo)                                 NR/A       1,992,640
 1,500,000     Los Angeles Equipment Acquisition Program L Certificate of Participation, 5.80% due 12/1      A/A+       1,529,295
 1,000,000     Los Angeles Municipal Improvement Corporation Lease Revenue, 5.00% due 2/1/00                 A/A+       1,002,420
 1,500,000     Los Angeles Unified School District Certificate of Participation, 6.30% due 6/1/02           A/A-        1,600,860
   245,000     Los Angeles County Certificate of Participation, 0% due 10/1/02                           Baa1/BBB         183,586
   700,000     Los Angeles County Certificate of Participation, 0% due 4/1/03                            Baa1/BBB         504,637
   350,000     Los Angeles County Housing Authority Multifamily Housing Revenue, 7.625% due 12/1/29,
               mandatory put 12/1/99 (Monrovia Project A; Insured: Continental Casualty)                    NR/A-         354,638
 1,000,000     Los Angeles County Transit Finance Corporation Certificate of Participation
               Series 1992-B, 5.70% due 7/1/99                                                              A1/NR       1,025,240
   250,000     Lynwood Unified School District Certificate of Participation, 7.20% due 11/1/98
               (Capital Improvement Project)                                                               Baa/NR         256,108
   375,000     Marysville Hospital Revenue, 6.00% due 1/1/04 (Fremont-Rideout Health Group Project;
               Insured: AMBAC)                                                                            Aaa/AAA         402,911
   200,000     Midpeninsula Regional Open Space District Certificate of Participation, 7.20%
               due 9/1/00, refunded 9/1/99                                                                 *Aaa/A         216,754
   360,000     Midpeninsula Regional Open Space District Certificate of Participation, 4.75% due 9/1/99      NR/A         363,301
   460,000     Midpeninsula Regional Open Space District Certificate of Participation, 4.80% due 9/1/00      NR/A         465,226
   780,000     Morgan Hill Unified School District Certificate of Participation Measure B,
               5.80% due 8/1/99, (Capital Projects)                                                         A1/NR         780,554
 1,230,000     Morgan Hill Unified School District Certificate of Participation Series 1993, 4.70% due      A1/NR       1,239,582
 1,000,000     Morgan Hill Unified School District Certificate of Participation Series 1993, 4.80% due      A1/NR       1,009,440
   835,000     Morgan Hill Unified School District Certificate of Participation Series 1993, 5.00% due      A1/NR         848,627
   660,000     Mountain View Shoreline Reg. Park Community Tax Allocation Series 1993-A, 4.70% due 8/1/       A/A         665,188
   810,000     National City Community Development Commission Tax Allocation Series
               1992-A, 5.70% due 8/1/99 (Downtown Redevelopment Project; Insured: AMBAC)                  Aaa/AAA         836,770
   500,000     National City Community Development Commission Tax Allocation Series
               1992-A, 5.90% due 8/1/00 (Downtown Redevelopment Project; Insured: AMBAC)                  Aaa/AAA         524,935
   330,000     New Haven Unified School District Certificate of Participation, 7.30% due 12/1/01            NR/A-         345,688
   355,000     New Haven Unified School District Certificate of Participation, 7.30% due 12/1/02            NR/A-         371,081
   380,000     New Haven Unified School District Certificate of Participation, 7.40% due 12/1/03            NR/A-         397,009
   410,000     New Haven Unified School District Certificate of Participation, 7.40% due 12/1/04            NR/A-         427,778
   930,000     Ontario Individual Development Revenue Series 1990-A, 7.75% due 9/1/20,
               put 8/31/00 (Great Western Foam Project; LOC: Wells Fargo Bank)                              NR/A          934,101
 1,000,000     Orange Multifamily Housing Revenue, 5.60% due 10/1/27
               (Villa Santiago Rehab Project; Insured: FNMA)                                                NR/AAA      1,019,590
 1,100,000     Orange County Refunding Recovery, 5.10% due 6/1/02 (Insured: MBIA)                          Aaa/AAA      1,131,240
 2,000,000     Orange County Refunding Recovery, 5.20% due 6/1/03 (Insured: MBIA)                          Aaa/AAA      2,066,720
 2,000,000     Orange County Refunding Recovery, 6.50% due 6/1/04 (Insured: MBIA)                          Aaa/AAA      2,216,680
 2,000,000     Orange County Refunding Recovery, 6.50% due 6/1/05 (Insured: MBIA)                          Aaa/AAA      2,232,880
 2,000,000     Orange County Airport Revenue Bond, 5.50% due 7/1/02 (Insured:MBIA)                         Aaa/AAA      2,080,540
 1,000,000     Orange County Airport Revenue Bond, 6.00% due 7/1/07 (Insured MBIA)                         Aaa/AAA      1,076,330
   900,000     Orange County Local Transportation Authority Sales Tax Rev., 5.50% due 2/15/01
               (Measure M Sales Tax Project)                                                                 Aa/AA        934,317
 1,550,000     Orange County Local Transportation Authority Sales Tax Rev., 5.70% due 2/15/03
               (Measure M Sales Tax Project)                                                                 Aa/AA      1,637,498
 1,050,000     Orange County Local Transportation Authority Sales Tax Rev., 5.75% due 2/15/04
               (Measure M Sales Tax Project)                                                                 Aa/AA      1,114,481
   510,000     Orange County Local Transportation Authority Sales Tax Rev., 6.00% due 2/15/06
               (Measure M Sales Tax Project)                                                                 Aa/AA        553,151
 1,000,000     Orange County Local Transportation Authority Sales Tax Revenue 2nd Series,
               2.60% (inverse floater) due 2/15/99 (Insured: FGIC)                                         Aaa/AAA        974,280
 2,000,000     Orange County Recovery Certificate of Participation Series A, 5.50% due 7/1/02
               (Insured: MBIA)                                                                             Aaa/AAA      2,092,340
 1,175,000     Oxnard Harbor District Refunding Revenue, 6.60% due 8/1/00 (Capital Guaranty)               Aaa/AAA      1,230,848
   300,000     Oxnard IDA IDRB, 9.50% due 10/1/97 (Green Foods Project; LOC: Mitsubishi Bank Ltd.)         Aa2/NR         303,123
   510,000     Paramount Unified School District Certificate of Patricipation, 0% due 9/1/14 (Insured: FSA)Aaa/AAA        425,967
   100,000     Perris School District Certificate of Participation, 5.10% due 3/1/00 (Insured: FSA)        Aaa/AAA        102,346
   440,000     Pomona Unified School District General Obligation, 5.05% due 2/1/00
               (Insured: MBIA)                                                                             Aaa/AAA        449,165
   435,000     Pomona Unified School District General Obligation, 5.10% due 8/1/00
               (Insured: MBIA)                                                                             Aaa/AAA        446,332
   580,000     Pomona Unified School District General Obligation, 5.35% due 2/1/05
               (Insured: MBIA)                                                                             Aaa/AAA        604,551
   340,000     Pomona Unified School District Gerneral Obligation, 5.40% due 8/1/05
               (Insured: MBIA)                                                                             Aaa/AAA        356,310
   970,000     Redwood City Multifamily Housing Revenue Series 1985-B, 5.20% due 10/1/08, put 10/1/00
               (Redwood Shores Apartments Project; Insured: Continental Casualty)                            NR/A+        976,470
   465,000     Riverside County Housing Authority Revenue Series A, 7.75% due 10/1/00                      Baa/NR         477,392
   295,000     Sacramento Financing Authority Series 1991, 6.30% due 11/1/02                                A1/A+         318,178
 1,000,000     Sacramento Regional Transportation Authority Certificate of Participation, 6.00% due 3/1     A1/NR       1,025,430
 1,000,000     Sacramento Regional Transportation Authority Certificate of Participation, 6.25% due 3/1     A1/NR       1,057,820
   930,000     Sacramento MFHR, 5.875% due 2/1/08, put 2/1/03 (Fairways I Apartments Project;
               Insured: FNMA)                                                                              NR/AAA         940,797
   450,000     San Diego County Regional Trans. Community Sales Tax Rev. Series A,
               6.125% due 4/1/98 (Escrowed to Maturity)                                                   AAA/AA-         457,843
 1,800,000     San Diego County Water Authority Certificate of Participation, 6.125% due 5/1/03            Aa/AA-       1,930,248
   255,000     San Francisco City & County Agency Redevelopment Agency Lease Revenue, 0% due 7/1/00          A/A-         222,319
   210,000     San Francisco City & County Agency Refunding Series Sec 8, 6.125%
               due 7/1/02 (Insured: MBIA / FHA)                                                           Aaa/AAA         210,359
   200,000     San Jacinto IDA IDRB Series 1990, 7.20% due 6/1/98 (Edelbrock Foundry
               Corporation Project; LOC: Bank of America)                                                  NR/AA-         206,140
 2,000,000     San Joaquin County Certificate of Participation, 5.25% due 9/1/98 (General Hospital Proj     A/A-        2,017,600
 1,440,000     San Joaquin County Certificate of Participation, 5.60% due 9/1/00 (General Hospital Proj     A/A-        1,469,707
   895,000     San Joaquin County Certificate of Participation, 5.90% due 9/1/03 (General Hospital Proj     A/A-          927,632
 1,310,000     San Marcos Public Facility Authority Capital Improvement Series 1991, 0% due 1/1/99, ETM   Aaa/NR        1,227,601
   410,000     San Marcos Public Facility Authority Capital Improvement Series 1991, 0% due 1/1/00,       Aaa/NR          366,606
 1,690,000     Santa Ana Community  Development Agency Series D, 6.50% due 12/15/14, pre-refunded
               12/15/00 @ 102                                                                              NR/AAA       1,805,951
   440,000     Santa Ana Community Development Agency Series D, 6.50% due 12/15/14, pre-refunded
               12/15/00 @ 102                                                                             Aaa/AAA         462,546
   500,000     Santa Ana Community Red. Agency Tax Allocation Series 1989-B, 7.10% due 9/1/98              NR/BB+         511,945
   315,000     Santa Monica Community College District Certificate of Participation, 7.65% due 5/1/01,
               put 11/1/97 (Rancho Corrales Project)                                                         NR/A         324,179
   465,000     Simi Valley Community Development Agency Certificate of Participation, 6.05% due 10/1/18,
               put 10/1/99                                                                                 NR/AA-         475,537
   810,000     Sonoma County Certificate of Participation Public Works Improvement Program,
               5.40% due 8/1/00 (Integrated Waste Project)                                                  NR/A+         836,171
   950,000     Sonoma County Certificate of Participation Public Works Improvement Program,
               5.80% due 8/1/0NR/A+tegrated Waste Project)                                                  NR/A+         986,841
   150,000     South Coast Air Quality Management District Building Corporation
               Installment Sale Revenue, 9.75% due 8/1/98 (Escrowed to Maturity)                          Aaa/AAA         159,351
 1,435,000     South Orange County Public Finance Authority Special Tax Revenue, 7.00% due 9/1/05
               (Insured: MBIA)                                                                            Aaa/AAA       1,656,636
   250,000     Stanislaus Waste to Energy Finance Agency Solid Waste Facility Revenue Certificate,
               7.30% due 1/1/98 (Ogden Martin Systems Project)                                            NR/BBB+         253,217
 1,000,000     Stanton Multifamily Housing Revenue Bond Series 1997, 5.625% due 8/1/29, put 8/1/08
               (Continental Gardens Project; Insured: FNMA)                                                NR/AAA       1,006,490
   340,000     Suisun City Redevelopment Agency 1990 Tax Allocation,
               7.20% due 10/1/01, pre-refunded 4/1/00                                                     *Aaa/A-         372,851
   500,000     Sulphur Springs Union School District General Obligation Series B, 5.70% due 3/1/01 NR/A522,975
   450,000     Sunline Transit Agency Certificate of Participation California Transit Finance Corporation
               Series A, 5.50% due 7/1/02                                                                    A/NR         466,290
   900,000     Sweetwater Union High School District Certificate of Participation, 6.40% due 11/1/01    Baa1/BBB+         944,541
   190,000     Temecula Community Services Certificate of Participation Series 1992,
               6.00% due 10/1/98 (Community Recreation Center Project)                                       NR/A         194,250
   200,000     Temecula Community Services Certificate of Participation Series 1992,
               6.00% due 10/1/99 (Community Recreation Center Project)                                       NR/A         206,732
   210,000     Temecula Community Services Certificate of Participation Series 1992,
               6.00% due 10/1/00 (Community Recreation Center Project)                                       NR/A         219,274
   255,000     Torrance Unified School District Certificate of Participation, 6.10% due 10/1/00 Baa1/NR260,023
   275,000     Trinity County Public Utilities District Certificate of Participation, 5.25% due 4/1/98    276,809
   290,000     Trinity County Public Utilities District Certificate of Participation, 5.50% due 4/1/99    292,332
   750,000     Turlock Irrigation District Certificate of Participation, 6.80% due 1/1/00,
               pre-refunded 1/1/98 @ 102 (1991 Capital Improvements Project)                              Baa1/A-         776,047
   365,000     Turlock Irrigation District Certificate of Participation, 7.00% due 1/1/01,
               pre-refunded 1/1/98 @ 102 (1991 Capital Improvements Project)                              Baa1/A-         378,038
   420,000     Turlock Irrigation District Certificate of Participation, 7.15% due 1/1/03,
               pre-refunded 1/1/98 @ 102 (1991 Capital Improvements Project)                              Baa1/A-         435,313
 1,600,000     University of California Regents Certificate of Participation Series 1996,
               5.45% due 6/1/03 (Various Capital Projects; Insured: MBIA)                                 Aaa/AAA       1,675,616
   635,000     University of California Research Facilities Revenue, 11.00% due 9/1/98                      NR/A-         684,047
   870,000     University of California Research Facilities Revenue, 5.25% due 9/1/02                       NR/A-         889,671
   625,000     Vallejo Public Financing Authority Local Agency Revenue Series A, 5.00% due 9/2/98 NR/A- 630,306
   495,000     Yorba Linda Public Financing Authority Certificate of Participation,
               7.00% due 11/1/00 (Recycling Equipment Project)                                               A/NR         516,810




                                                                                         TOTAL INVESTMENTS        $   105,016,511



               * Indicates rating on other debt issued by the same issuer, rather than on the security held by the Fund. These securities are deemed by the Adviser to be comparable with those of issuers having debt ratings in the 4 highest grades by Moody's or S&P. +Credit ratings are unaudited.
                 See notes to financial statements.


i n d e p e n d e n t   a u d i t o r ' s  r e p o r t

To the Board of Trustees and Shareholders
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio Santa Fe, New Mexico



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Limited Term Municipal Fund, Inc. - California Portfolio as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Thornburg Limited Term Municipal Fund, Inc. - California Portfolio as of June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.





New York, New York
July 25, 1997